Hotchkis & Wiley Funds

Supplement dated December 31, 2019 to the Prospectus dated August 29, 2019, as Supplemented on September 23, 2019

Effective December 31, 2019, the following sentence will be added in the Prospectus under “Shareholder Services, About Class I, Class A, Class C and Class Z Shares”.

Class I shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of a fund are available in other share classes that have different fees and expenses.

PLEASE RETAIN THIS NOTICE FOR FUTURE REFERENCE